Schedule of Investments (Unaudited)	September 30, 2021

Monetta Young Investor Growth Fund

NUMBER OF SHARES		VALUE
COMMON STOCKS - 50.7%
Capital Equipment - 1.9%
Aerospace & Defense-1.9%
4,300	Boeing Co. *	$945,742
Consumer Cyclical - 3.5%
Media-Radio/TV-3.5%
10,000	Walt Disney Co. *	1,691,700
Financial - 9.6%
Bank-Money Center-5.0%
15,000	JPMorgan Chase & Co.	2,455,350
Finance-Miscellaneous-4.6%
6,500	MasterCard, Inc. - CL A	2,259,920
Healthcare - 2.8%
Healthcare-Biomedical/Genetic-1.2%
120,000	Amarin Corp. - ADR *	612,000
Healthcare-Patient Care-1.6%
2,000	UnitedHealth Group, Inc.	781,480
Retail - 9.5%
Retail-Major Chain-2.8%
3,000	Costco Wholesale Corp.	1,348,050
Retail-Specialty-6.7%
1,000	Amazon.com, Inc. *	3,285,040
Technology - 21.3%
Computer Data Storage-5.8%
20,000	Apple, Inc.	2,830,000
Computer-Software-5.7%
10,000	Microsoft Corp.	2,819,200
Electronic-Semiconductor-2.7%
13,000	Advanced Micro Devices, Inc. *	1,337,700
Internet-7.1%
1,300	Alphabet, Inc. - CL C *	3,464,903
Transportation - 2.1%
Airline-2.1%
20,000	Southwest Airlines Co. *	1,028,600

Total Common Stocks (Cost $9,163,461)		24,859,685

EXCHANGE TRADED FUNDS - 47.4%
38,000	SPDR S&P 500 Trust (a)	16,307,320
17,500	Vanguard S&P 500	6,902,000

Total Exchange Traded Funds (Cost $9,563,969)		23,209,320

MONEY MARKET FUNDS - 2.0%
982,645	First American Government Obligations Fund - Class X, 0.03%^	982,645

Total Money Market Funds (Cost $982,645)		982,645

	Total Investments (Cost $19,710,075) - 100.1%	49,051,650
	Liabilities in Excess of Other Assets - (0.1)%	(59,975)

	TOTAL NET ASSETS - 100.0%	$48,991,675

ADR - American Depositary Receipt

*	Non-Income Producing.

(a)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at September 30, 2021.

Industry classification provided by William O’Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2021, the Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$24,859,685	$—	$—	$24,859,685
Exchange Traded Funds	23,209,320	—	—	23,209,320
Money Market Funds	982,645	—	—	982,645

Total Investments in Securities	$49,051,650	$—	$—	$49,051,650

Refer to the Schedule of Investments for futher information on the classification of investments.